AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

The **American Israeli Shared Values Capital Appreciation Fund** is the NO-LOAD mutual fund that was founded on the desire to support the State of Israel and provide long-term capital appreciation to investors. The Fund provides investors with a vehicle to invest in the Israeli economy and rewards companies that do business with Israel.

A few facts about Israel and its economy:

- Israel has the highest rate of patent registration per capita in the world.
- In 2006, foreign investment in Israel reached $20 billion - its highest ever.
- The year 2007 marked the fifth straight year of strong economic growth.

Despite the history of Mid East conflict, the Israeli stock market has out-performed most developed markets over the past decade. As measured by the Tel Aviv Stock Exchange 100 Index (TA-100), the Israeli stock market has out-performed the S&P 500 Index and the Morgan Stanley Capital International (MSCI) World Index.

	2003	2004	2005	2006	2007
TA-100	74%	21%	21%	22%	25%
S&P 500	26%	9%	3%	14%	5%
MSCI EAFE	32%	18%	11%	24%	17%

**For More Information
Call 866.745.5955 or Visit
www.SharedValuesFund.com**

The people of the United States and Israel have a long history of shared values. Americans and Israelis value democracy, entrepreneurship, education and religious freedom. These qualities are the foundation of the strong and prosperous economies of both countries.

The **American Israeli Shared Values Capital Appreciation Fund** brings together these two dynamic economies. The Fund is both an investment opportunity and a way to show your solidarity with Israel.

The American Israeli Shared Values Capital Appreciation Fund is a U.S.-based mutual fund that was founded on the desire to support Israel.

The **American Israeli Shared Values Capital Appreciation Fund** seeks long-term capital appreciation. The Fund invests in stocks of Israeli companies and U.S. companies with ties to Israel, whose underlying value may increase over time.

WHAT IS THE FUND'S INVESTMENT STRATEGY?
The **Shared Values Fund** will invest primarily in equity securities of Israeli companies and American companies having an economic interest in or connection to Israel.

The investment adviser will select securities through the use of fundamental equity analysis. The investment adviser attempts to identify companies that it believes will experience growth in earnings, cash flow or revenues that are, in the judgment of the investment adviser, priced at attractive valuations. These companies tend to have a unique market niche, innovative products, or talented management. The investment adviser attempts to find securities whose favorable dynamics are not reflected in their share prices.

The **Shared Values Fund** may invest in the equity securities of companies with any market capitalization. The Fund will generally sell a security when, in the investment advisers opinion, the share price fully reflects the companys value, when prospects for the company are less favorable or when there are better investment opportunities elsewhere. Securities may also be sold if the issuer ceases to have an economic interest in or connection to Israel.